SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

                                   --------
                         Deutsche European Equity Fund




The following information replaces the existing similar disclosure in the "FEES AND EXPENSES OF THE FUND" section of the fund's summary prospectus:

The Advisor has contractually agreed through September 30, 2016 to waive fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding extraordinary expenses, taxes, brokerage and interest expense) at 1.55%, 2.30%, 1.30% and 1.40% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.

               Please Retain This Supplement for Future Reference


November 02, 2015
PROSTKR-554


                                                   Deutsche Asset
                                                   & Wealth Management [DB Logo]